                                                                    EXHIBIT 10.5

            AMENDMENT TO DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

      This Amendment is made and entered into as of the date signed by the last party to sign below (the "Effective Date"), by and between The Medicines Company, a Delaware corporation having its principal office at One Cambridge Center, Cambridge, MA 02142 ("Licensee"), and GyneLogix, Inc., having its principal office at 280 South Taylor Ave., Suite 100, Louisville, CO ("Licensor").

                                  INTRODUCTION

1. Licensor and Licensee entered into that certain Development and Commercialization Agreement, dated effective as of August 16, 1999, (the "Agreement"), relating to the licensing and development of a novel Lactobacillus crispatus strain known as CTV-05.

2. Licensor and Licensee now wish to amend the Agreement to provide for a reduced level of activity at Licensor's Boulder Facility and a corresponding reduction in Licensee's funding of the Facility.

      In consideration of the mutual covenants and promises contained in this Amendment and the Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, Licensor and Licensee hereby agree as follows:

      Article I. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

      Article II. Effective April 1, 2002, Licensee's maximum financial responsibility for the monthly operating expenses of the Boulder Facility shall be reduced to an amount not to exceed $28,000. The details of the monthly operating budget are set forth in Appendix A, attached hereto and made a part hereof. Licensor agrees to continue to provide to Licensee the following services at the Boulder Facility:

                  -     Continuation of the current CTV-05 stability program
                  -     Continuation of technology transfer for CTV-05
                  - As-needed support in connection with Licensee's CTV-05 process improvement activities
                  - As-needed support in connection with Licensee's CTV-05 regulatory filings and other regulatory activities

Unless Licensor and Licensee otherwise agree in writing, Licensee's obligation to continue funding the operation of the Boulder Facility will terminate on January 31, 2003.

      Article III. This Amendment and the Agreement together constitute the entire agreement and understanding between the parties relating to the subject matter hereof and thereof.


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
      Article IV. This Amendment shall be governed in all respects by the laws of the Commonwealth of Massachusetts, excluding its conflicts of laws principles.

      Article V. In all other respects, the Agreement shall remain in full force and effect.

      This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by duly authorized representatives as of the day and year first above written.


GYNELOGIX, INC.

By:  /s/ Gerald L. Chrisope
   -------------------------------------------------

Name: Gerald L. Chrisope
     -----------------------------------------------

Title: President
     -----------------------------------------------

Date: March 26, 2002
     -----------------------------------------------


THE MEDICINES COMPANY

By:  /s/ John M. Nystrom
   -------------------------------------------------

Name:   John M. Nystrom
     -----------------------------------------------

Title: Vice President and Chief Technology Officer
      ----------------------------------------------

Date: March 26, 2002
     -----------------------------------------------


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
               APPENDIX A AMENDMENT TO COMMERCIALIZATION AGREEMENT


MONTHLY EXPENSE                        APRIL-02        MAY-02       JUNE-02       JULY-02      AUGUST-02   SEPTEMBER-02
---------------                        --------        ------       -------       -------      ---------   ------------
BASE OVERHEAD

RENT                                $  7,982.00   $  7,982.00   $  7,982.00   $  7,982.00    $  7,982.00    $  7,982.00

UTILITIES                           $  1,250.00   $  1,250.00   $  1,250.00   $  1,250.00    $  1,250.00    $  1,250.00

DUES                                $    250.00   $    250.00   $    250.00   $    250.00    $    250.00    $    250.00

EQUIPMENT RENTAL                    $    290.00   $    290.00   $    290.00   $    290.00    $    290.00    $    290.00

LIABILITY INSURANCE                 $    160.00   $    160.00   $    160.00   $    160.00    $    160.00    $    160.00

BUILDING MAINTENANCE/REPAIRS        $    400.00   $    400.00   $    400.00   $    400.00    $    400.00    $    400.00

OFFICE SUPPLIES                     $    230.00   $    230.00   $    230.00   $    230.00    $    230.00    $    230.00

POSTAGE/DELIVERY                    $    250.00   $    250.00   $    250.00   $    250.00    $    250.00    $    250.00

REFERENCE MATERIALS                 $    255.00   $    255.00   $    255.00   $    255.00    $    255.00    $    255.00

PROPERTY TAXES                      $    195.00   $    195.00   $    195.00   $    195.00    $    195.00    $    195.00

TELEPHONE                           $    440.00   $    440.00   $    440.00   $    440.00    $    440.00    $    440.00

OVERHEAD SUBTOTAL                   $ 11,702.00   $ 11,702.00   $ 11,702.00   $ 11,702.00    $ 11,702.00    $ 11,702.00

PAYROLL                             $ 14,250.00   $ 14,250.00   $ 14,250.00   $ 14,250.00    $ 14,250.00    $ 14,250.00

SALARY                              $  1,425.00   $  1,425.00   $  1,425.00   $  1,425.00    $  1,425.00    $  1,425.00

PAYROLL TAXES                       $    522.00   $    522.00   $    522.00   $    522.00    $    522.00    $    522.00

EMPLOYEE HEALTH

PAYROLL SUBTOTAL                    $ 16,197.00   $ 16,197.00   $ 16,197.00   $ 16,197.00    $ 16,197.00    $ 16,197.00

DIRECT COSTS AS AUTHORIZED BY TMC

LEGAL SERVICES (PATENT)

TRAVEL

CLINICAL TRIAL SUPPLIES

MANUFACTURING SUPPLIES

PRODUCT EQUIPMENT EXPENSE

DIRECT COSTS SUBTOTAL

MONTHLY TOTAL                       $ 27,899.00   $ 27,899.00   $ 27,899.00   $ 27,899.00    $ 27,899.00    $ 27,899.00

                                                                                                        CONTRACT
MONTHLY EXPENSE                             OCTOBER-02    NOVEMBER-02    DECEMBER-02     JANUARY-03       TOTAL
---------------                             ----------    -----------    -----------     ----------     --------
BASE OVERHEAD

RENT                                       $  7,982.00    $  7,982.00    $  7,982.00    $  7,982.00    $ 79,820.00

UTILITIES                                  $  1,250.00    $  1,250.00    $  1,250.00    $  1,250.00    $ 12,500.00

DUES                                       $    250.00    $    250.00    $    250.00    $    250.00    $  2,500.00

EQUIPMENT RENTAL                           $    290.00    $    290.00    $    290.00    $    290.00    $  2,900.00

LIABILITY INSURANCE                        $    160.00    $    160.00    $    160.00    $    160.00    $  1,600.00

BUILDING MAINTENANCE/REPAIRS               $    400.00    $    400.00    $    400.00    $    400.00    $  4,000.00

OFFICE SUPPLIES                            $    230.00    $    230.00    $    230.00    $    230.00    $  2,300.00

POSTAGE/DELIVERY                           $    250.00    $    250.00    $    250.00    $    250.00    $  2,500.00

REFERENCE MATERIALS                        $    255.00    $    255.00    $    255.00    $    255.00    $  2,550.00

PROPERTY TAXES                             $    195.00    $    195.00    $    195.00    $    195.00    $  1,950.00

TELEPHONE                                  $    440.00    $    440.00    $    440.00    $    440.00    $  4,400.00

OVERHEAD SUBTOTAL                          $ 11,702.00    $ 11,702.00    $ 11,702.00    $ 11,702.00    $117,020.00

PAYROLL                                    $ 14,250.00    $ 14,250.00    $ 14,250.00    $ 14,250.00    $142,500.00

SALARY                                     $  1,425.00    $  1,425.00    $  1,425.00    $  1,425.00    $ 14,250.00

PAYROLL TAXES                              $    522.00    $    522.00    $    522.00    $    522.00    $  5,220.00

EMPLOYEE HEALTH

PAYROLL SUBTOTAL                           $ 16,197.00    $ 16,197.00    $ 16,197.00    $ 16,197.00    $161,970.00

DIRECT COSTS AS AUTHORIZED BY TMC

LEGAL SERVICES (PATENT)

TRAVEL

CLINICAL TRIAL SUPPLIES

MANUFACTURING SUPPLIES

PRODUCT EQUIPMENT EXPENSE

DIRECT COSTS SUBTOTAL

MONTHLY TOTAL                              $ 27,899.00    $ 27,899.00    $ 27,899.00    $ 27,899.00    $278,990.00


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